                                                                    Exhibit 4.17


                              CERTIFICATE OF TRUST

      The undersigned, the trustees of Travelers Capital VIII, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. ss. 3810, hereby certify as follows:

      1. The name of the business trust being formed hereby (the "Trust") is "Travelers Capital VIII."

      2. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

      Chase Manhattan Bank Delaware
      1201 Market Street
      Wilmington, Delaware  19801

      3. This Certificate of Trust shall be effective as of the date of filing.

Dated: May 16, 1997

                               /s/ Heidi G. Miller
                               ------------------------------------------
                               Name: Heidi G. Miller, as Regular Trustee

                               /s/ Irwin Ettinger
                               ------------------------------------------
                               Name: Irwin Ettinger, as Regular Trustee


                               CHASE MANHATTAN BANK DELAWARE,
                               as Trustee

                               By: /s/ John J. Cashin
                                   --------------------------------------
                                   Name: John J. Cashin
                                   Title: Senior Trust Officer

                            CERTIFICATE OF AMENDMENT

                                       OF

                             TRAVELERS CAPITAL VIII

      1.    The name of the Trust is Travelers Capital VIII.

      2. Pursuant to this Certificate of Amendment, the name of the Trust will be changed to "Citigroup Capital VIII." To effect this change, paragraph 1 of the Certificate of Trust is hereby amended to read as follows:

                  1. The name of the business trust being formed hereby (the "Trust") is Citigroup Capital VIII.

            IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed this 7th day of December, 1998.

                                         /s/ Irwin Ettinger
                                         ----------------------------------
                                         Name: Irwin Ettinger,
                                               as Regular Trustee

                                         /s/ Robert Matza
                                         ----------------------------------
                                         Name: Robert Matza,
                                               as Regular Trustee


                                         CHASE MANHATTAN BANK DELAWARE,
                                         as Delaware Trustee

                                         By: /s/ Denis Kelly
                                            -------------------------------
                                            Name: Denis Kelly
                                            Title: Trust Officer


                                         CITIGROUP INC.,
                                         as Sponsor

                                         By: /s/ Irwin Ettinger
                                            -------------------------------
                                            Name: Irwin Ettinger
                                            Title: Chief Accounting Officer


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